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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) August 12, 2003

                                 WRC MEDIA INC.
             (Exact name of registrant as specified in its chapter)

          Delaware                  333-96119                13-4066536
(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation             File Number)          Identification No.)

     512 Seventh Avenue, 23rd Floor, New York, NY              10018
       (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code (212) 582-6700

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5. Other Events and Regulation FD Disclosure.

On August 12, 2003, WRC Media Inc. reported the results for the three-months ended June 30, 2003 which are set forth in the press release in an Exhibit hereto.

Item 7. Financial Statements and Exhibits.

Exhibit No.     Exhibit
-----------     -------

     99.1       Press release issued by WRC Media Inc. on August 12, 2003


                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  WRC MEDIA INC.
                                                   (Registrant)


Date August 12, 2003             By:     /s/ Richard Nota
                                     ----------------------------------
                                      Name:  Richard Nota
                                      Title: Vice President, Finance